(ICON)
Prudential
Tax-Free
Money
Fund, Inc.

ANNUAL
REPORT
Dec. 31, 1996
(LOGO)

Prudential Tax-Free Money Fund, Inc.

Performance At A Glance.
Short-term interest rates fluctuated frequently in 1996 as investors reacted to conflicting reports that the economy was alternately strengthening or weakening. By year-end, slower growth prevailed with interest rates lower than they were a year earlier. Tax-free yields also finished the year lower than they were at the end of 1995. Your Prudential Tax-Free Money Fund offered competitive, tax-free yields, maintained a high credit quality and a stable
$1 net asset value. On December 31, 1996, your Fund's 7-day current yield stood at 3.21%, which was equivalent to a 5.31% taxable yield for investors in the 39.6% income tax bracket.

Fund Facts
As of 12/31/96
                  7-Day     Net Asstet     Taxable
Equivalent Yield*      Weighted Avg.       Total Net
               Current Yld.   Value     @31%       @36%
@39.6%       Maturity         Assets (mil.)
Tax-Free
Money Fund        3.21%        $1.00     4.65%     5.02%
5.31%        59 Days           $333.8

IBC Financial
Data Tax-Free
MoneyFund Avg.**  3.27          1.00     4.73      5.10
5.41         53 Days             N/A

Note: Yields will fluctuate from time to time and past performance is not indicative of future results. An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value.

* Some investors may be subject to the federal alternative minimum tax (AMT).
Income may be subject to state and local taxes.

** This is the average 7-day current yield, NAV and WAM of 140 funds in the
IBC Financial Data tax-free money fund category as of December 31, 1996.

Money Fund Yields Fell And Then Stabilized.

(CHART)

Weekly 7-day current yields of Prudential Tax-Free Money
Fund, Inc. and the
IBC Financial Data tax free money fund average. Past performance is not indicative of future results.

How Investments Compared.
   (As of 12/31/96)
        (CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different
-- we provide 12-
month total return averages for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes significantly) and their returns have been historically lower than those of stock funds. Unlike bond funds, bonds, if held to maturity, generally offer a fixed rate of return and fixed principal value.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*19 years for Tax-Exempt Money Funds.

Richard S. Lynes, Fund Manager
(PHOTO)
Portfolio
Manager's Report

The Prudential Tax-Free Money Fund seeks high current income that is exempt from federal income taxes, consistent with the stability of capital and the maintenance of liquidity. The Fund invests in a diversified portfolio of high quality, short-term municipal bonds issued by state and local governments, territories and possessions of the United States and by the District of
Columbia. Maturities can range from one day to a maximum of 13 months. We purchase only securities rated in one of the two highest ratings categories by at least two major rating agencies or, if not rated, deemed to be of equivalent quality by our credit research staff. There can be no assurance that the Fund will achieve its investment objective.

A Word About Quality.
As of December 31, 1996, 100% of the portfolio's investments were rated at least "Aa" or "Prime 2" by Moody's Investors Service or "AA" or "A-2" by
Standard & Poor's with the remainder deemed to be of equivalent quality.
Although there is never a guarantee that the share price of the Prudential
Tax-Free Money Fund will remain at $1, we emphasize a conservative, quality-oriented investment approach.

Strategy Session.

What A Ride.
The Federal Reserve adjusts the Federal Funds rate (what banks charge each other for overnight loans) with the goal of promoting sustained and non-inflationary growth. The central bank usually raises the rate to discourage inflation and lowers it to encourage economic growth.
Correctly anticipating
changes in the Federal Funds rate is one way your Fund maintains a competitive tax-free yield. Others are by seizing investment opportunities as they occur and by adjusting our weighted average maturity (WAM) to compensate for seasonal fluctuations in supply and demand.

As matters turned out, the Federal Funds rate stayed anchored at 5.25% from
February onward. Of course, no one knew earlier in the year that the central bank would leave rates unchanged. Starting in March, investors would aggressively bid up short-term interest rates whenever an economic report suggested that the economy was strengthening too quickly.
They thought that
the central bank would be forced to raise interest rates to head-off inflation. When the Federal Reserve took no action, yields fell until the next round of good economic news started the cycle all over again.

Why didn't the Federal Reserve raise short-term interest rates in 1996? In retrospect, there was little need to. While the economy picked up steam in the second quarter, posting a strong 4.7% gain in real Gross
Domestic Product (GDP
is the total value of goods and services produced by the economy and is a widely used barometer for measuring growth), it was not sustainable. By the third quarter real GDP fell to 2.1%. More importantly, inflationary pressures remained benign. The Consumer Price Index (CPI is a widely used measure for inflation) ended the year at 3.3%.

Tax-free interest rates reflected some gradual upward movement during the period, generally lagging the taxable markets. From spring into early summer, we purchased higher yielding, longer term investments before short-term muni rates began their seasonal descent in July. This was reflected in our typically longer maturity compared to the average tax-free money market fund.
We began to shorten the WAM in early fall because the available longer-term yields weren't high enough to compensate for the interest rate risk.

What Went Well.

Going Long Was Good.
Several times during the year we selectively lengthened our maturities to take advantage of longer term higher yielding securities: For example, we lengthened the WAM before the year began to cushion the effects of yields that seem to fall every January in the tax-free markets. We extended again in May as tax-exempt rates moved higher in conjunction with tax season redemptions and again in August as one-year tax exempt rates peaked. As the year ended, we once again lengthened the WAM to carry us through January's seasonal dip in yields.

We also took advantage of attractive, higher yielding securities in the six-month to one-year range. In August, we purchased one-year
Texas Tax and
Revenue Anticipation Notes yielding 3.97%, which would be comparable to a taxable corporate security yielding 6.2% (for an investor in the 36% tax bracket).

Weighted Average Maturity Is Now Longer Than The Average
Fund.

(CHART)

And Not So Well.

Too Long, Too Fast.
Looking back, we lengthened maturities too early in February after short-term municipal rates bottomed and began to rise again. If we had only waited a little longer, we could have enhanced return. We should have also purchased more attractive yielding one-year paper as it became available in May and June.
It would have helped to preserve our yield during a volatile July period in the municipal market. Our concern and market uncertainty over a possible increase in short-term interest rates by the Federal Reserve held us back.

Looking Ahead.
Going forward, we believe the tax-free markets will continue to be driven more
by seasonal supply and demand factors than by anticipation
over what the
Federal Reserve may do. The uncertainty which caused short-
term rates to
fluctuate so much in 1996 continues. Economic signals remain mixed. Your Fund
has maintained a neutral to slightly longer weighted average maturity based on
a stable monetary policy outlook through the first quarter
of 1997. If any
sustainable increase in inflation is detected during this
time, we believe the
Federal Reserve will respond quickly by increasing rates
modestly.
------------------------------------------------------------
-------------------

President's Letter
February 3, 1997
(PHOTO)

Dear Shareholder:
For many investors, 1996 was the second year of back-to-back, double-digit stock market returns. In late November, the Dow Jones
Industrial Average
passed 6500 -- only weeks after breaking the 6000 mark in mid-October -- and another record high was reached in January 1997. America's economic expansion is entering its sixth year and there seems little evidence of an end to the continued modest growth and low inflation we've enjoyed for the last several years.

This is good news. For most investors it's meant an increase in their share values for college funds, retirement nest eggs or other long-term financial goals. However, as you read your year-end account statements and make plans for 1997, it's important to remember that there never is a "sure thing" when it comes to investment returns. Stock and bond markets go down just as they go up. (Did you notice the brief period of decline this past summer?) No one likes to see the value of their investments fall but such periods remind us we must keep our expectations realistic.

Regardless of the market's direction, a wise investor plans for tomorrow's needs today. Your Financial Advisor or Registered
Representative can help you:

- Review your portfolio and suggest strategies for 1997, such as diversifying across different types of investments. Financial markets seldom move in lockstep. By investing in a mix of stock and bond funds
(foreign & domestic)
  and money market funds you may be in a better position to achieve your long-
  term goals and to weather periods of uncertainty.

- See why annuities have become popular retirement planning tools. The choices are broader than ever. Our new Discovery SelectSM Variable
Annuity offers
  you many of the keys to successful retirement planning, including a personalized asset allocation program and a choice of 21 variable- or fixed-
  rate investment options offering a broad array of investment objectives and styles.

- Explain new retirement savings developments. For example, Congress has expanded the contribution limit on spousal IRAs. And don't forget, it's not too late for you to make a contribution to your IRA or open one for 1996.
  The IRS deadline is April 15, 1997, but it's best to act sooner.

Why not contact your Financial Advisor or Registered
Representative today? If
you are interested in Discovery SelectSM call for a prospectus, which contains more complete information. Read it carefully before you invest.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

P.S. Your 1997 Prudential IRA contribution may qualify you
for a waiver of the
annual custodial fee. Ask your financial representative for
details.
------------------------------------------------------------
-------------------
2

Portfolio of Investments as of
December 31, 1996                          PRUDENTIAL TAX-
FREE MONEY FUND, INC.
------------------------------------------------------------
--------------------

Moody's                               Principal

Rating      Interest     Maturity     Amount         Value
Description(a)
(Unaudited)      Rate         Date        (000)        (Note
1)
------------------------------------------------------------
------------------------------------------------------------
------
Arizona--4.5%
Maricopa Cnty. Ind. Dev. Auth., Grand Canyon Univ., F.R.W.D.
SP-1+*            4.20%       1/02/97    $ 9,700     $
9,700,000
Pima Cnty. Ind. Dev. Auth. Rev., F.R.W.D., Ser. 96A
A-1+*             4.35        1/02/97      5,445
5,445,000

------------

15,145,000
------------------------------------------------------------
------------------------------------------------------------
------
Arkansas--1.2%
Arkansas Dev. Fin. Auth., Single Family Mtg. Rev., Ser. 96I
A-1+*             3.80       11/05/97      4,000
4,000,000
------------------------------------------------------------
------------------------------------------------------------
------
California--1.5%
California Higher Ed. Ln. Auth., Student Ln. Rev.,
   A.N.N.M.T.,
   Ser. 87A
VMIG1             3.95        7/01/97      5,000
5,000,000
------------------------------------------------------------
------------------------------------------------------------
------
Colorado--13.6%
Arapahoe Cnty. Multifamily Rev., Var. Ref. Hsg., Stratford
   Sta. Proj., F.R.D.D., Ser. 94
A-2*              5.55        1/02/97      1,055
1,055,000
Colorado Hlth. Facs. Auth. Rev., Frasier Meadows Manor,
   F.R.W.D.,
   Ser. 94
NR                4.20        1/02/97      7,200
7,200,000
Colorado Hsg. Fin. Auth.,
   Eagle Trust, F.R.W.D.S., Ser. 94C
A-1*              4.26        1/02/97     12,000
12,000,000
   Var. Ref. Multifamily Hsg. Rev., Central Park, Ser. 96C
A-1*              4.30        1/02/97     13,960
13,960,000
   Var. Ref. Multifamily Hsg. Rev., Huntington-J, Ser. 96J
A-1*              4.30        1/02/97      6,560
6,560,000
Denver City & Cnty. of Airport Sys. Rev., F.R.W.D., Ser. 91B
VMIG1             4.35        1/02/97      4,600
4,600,000

------------

45,375,000
------------------------------------------------------------
------------------------------------------------------------
------
Connecticut--0.3%
Connecticut Hsg. Fin. Auth., Hsg. Mtg. Fin. Pgm.,
A.N.N.M.T.,
   Ser. A-4
VMIG1             3.65        4/10/97      1,100
1,099,880
------------------------------------------------------------
------------------------------------------------------------
------
District Of Columbia--3.4%
District of Columbia Rev., F.R.D.D., Ser. 92A-2
VMIG1             5.00        1/02/97      6,900
6,900,000
Metro Washington Airport-PVC Rev. Notes
A-1*              3.65        5/20/97      4,500
4,500,000

------------

11,400,000
------------------------------------------------------------
------------------------------------------------------------
------
Florida--1.3%
Pasco Cnty. School Bd. Cert., M.T.H.O.T., Ser. 96
VMIG1             4.10        1/09/97      4,370
4,370,000
------------------------------------------------------------
------------------------------------------------------------
------
Georgia--8.9%
Burke County Dev. Auth. Poll., Adj. Oglethorpe Pwr. Corp.,
   Ser. 96
NR                3.875       5/15/97     10,000
10,000,000
Cobb Cnty. Dev. Auth., Inst. of Nuclear Pwr., F.R.W.D., Ser.
   92
NR                3.20        1/08/97      6,430
6,430,000

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
3 -----

Portfolio of Investments as of
December 31, 1996                           PRUDENTIAL TAX-
FREE MONEY FUND, INC.
------------------------------------------------------------
--------------------

Moody's                               Principal

Rating      Interest     Maturity     Amount         Value
Description(a)
(Unaudited)      Rate         Date        (000)        (Note
1)
------------------------------------------------------------
------------------------------------------------------------
------
Georgia (cont'd.)
Fulton Cnty. Dev. Auth.,
   Atlanta Jewish Federation, Ser. 96
VMIG1             4.15%       1/02/97    $ 5,345     $
5,345,000
   Siemen's Energy Inc., F.R.W.D., Ser. 94
VMIG1             4.20        1/02/97      7,750
7,750,000

------------

29,525,000
------------------------------------------------------------
------------------------------------------------------------
------
Illinois--9.0%
Illinois Dev. Fin. Auth., Orleans Proj. Multifamily Hsg.
   Rev., F.R.W.D., Ser.92
A-1*              4.50        1/03/97     10,120
10,120,000
Illinois Hlth. Fac. Auth.,
   Evanston Hsp., S.E.M.M.T., Ser. 95
VMIG1             3.75        5/15/97      7,000
7,000,000
   Evanston Hsp., S.E.M.M.T., Ser. 92
VMIG1             3.70       12/01/97      8,000
8,000,000
Vlg. of Schaumburg, Multifamily Hsg. Rev., Windsong Apts.
   Proj., F.R.W.D., Ser. 95
A-2*              4.61        1/02/97      5,000
5,000,000

------------

30,120,000
------------------------------------------------------------
------------------------------------------------------------
------
Indiana--2.1%
Gary Indiana, Miller Partnership, LP, F.R.W.D., Ser. 96A
VMIG1             4.35        1/02/97      7,000
7,000,000
------------------------------------------------------------
------------------------------------------------------------
------
Iowa--2.1%
Iowa School Corps Warrants Certificates, Ser. 95-6A
MIG1              4.75        6/27/97      7,000
7,024,243
------------------------------------------------------------
------------------------------------------------------------
------
Kentucky--4.5%
Louisville & Jefferson Cnty., Swr. & Drainage Proj.,
   F.R.W.D., Ser. 96A
A-1*              4.30        1/02/97     15,000
15,000,000
------------------------------------------------------------
------------------------------------------------------------
------
Maryland--2.2%
Maryland Econ. Dev. Corp., F.R.W.D., Ser.95
A-1*              4.30        1/02/97      7,500
7,500,000
------------------------------------------------------------
------------------------------------------------------------
------
Michigan--2.2%
Grand Rapids Econ. Dev. Corp., Ind. Dev. Rev. Rfdg.,
   F.R.W.D., Ser. 92
NR                4.15        1/02/97      7,500
7,500,000
------------------------------------------------------------
------------------------------------------------------------
------
Nevada--1.0%
Washoe Cnty. Wtr. Fac. Rev., Sierra Pacific Co. Proj., Ser.
   90
P-1               5.05        1/02/97      3,300
3,300,000
------------------------------------------------------------
------------------------------------------------------------
------
New Jersey--1.7%
Jersey City, School Promissory Notes
SP-1+*            3.75        3/07/97      5,600
5,604,340

------------------------------------------------------------
--------------------
4                                             See Notes to
Financial Statements.

Portfolio of Investments as of
December 31, 1996                         PRUDENTIAL TAX-
FREE MONEY FUND, INC.
------------------------------------------------------------
--------------------

Moody's                               Principal

Rating      Interest     Maturity     Amount         Value
Description(a)
(Unaudited)      Rate         Date        (000)        (Note
1)
------------------------------------------------------------
------------------------------------------------------------
------
New York--2.7%
New York City, Gen. Oblig., T.E.C.P., Ser. 94H-2
VMIG1             3.65%       1/10/97    $ 9,000     $
9,000,000
------------------------------------------------------------
------------------------------------------------------------
------
North Carolina--2.2%
Rockingham Cnty. Ind. Facs., Phillip Morris Rev.
P-1               4.15        1/02/97      7,200
7,200,000
------------------------------------------------------------
------------------------------------------------------------
------
Ohio--6.4%
Eastlake Indl. Dev. Rev., Adj. Astro Model Dev. Corp. Ser.
96   NR                4.30        1/02/97      6,100
6,100,000
Ohio Hsg. Agcy. Res. Mtg. Rev., A.N.N.M.T., Ser. 96A-3
A-1+*             3.40        3/03/97      8,000
8,000,000
Ohio Wtr. Dev. Auth., Ohio Edison Co., A.N.N.O.T., Ser. 88A
VMIG1             3.80        5/01/97      7,280
7,280,000

------------

21,380,000
------------------------------------------------------------
------------------------------------------------------------
------
Oklahoma--2.6%
Tulsa Pkg. Auth. Rev., Williams Ctr. Proj., S.E.M.M.T., Ser.
   87A
VMIG1             3.70        5/15/97      8,625
8,625,000
------------------------------------------------------------
------------------------------------------------------------
------
Pennsylvania--3.0%
Emmaus Gen. Auth. Rev., F.R.W.D., Ser. 96
A-1+*             5.00        1/02/97      5,000
5,000,000
Northeastern Pa. Hosp. & Ed. Auth. Rev., Allhealth Pooled
   Fing
   Prog., Ser. 96
VMIG1             4.30        1/02/97      5,100
5,100,000

------------

10,100,000
------------------------------------------------------------
------------------------------------------------------------
------
South Carolina--1.4%
York Cnty. Nat'l. Rural Coop. Fin. Corp., S.E.M.O.T., North
   Carolina Electric, Ser. 84N-4
VMIG1             3.80        3/15/97      4,500
4,500,000
------------------------------------------------------------
------------------------------------------------------------
------
South Dakota--1.4%
South Dakota Hsg. Dev. Auth., F.R.W.D.S., Ser. PT-85
A-1+*             4.30        1/02/97      4,800
4,800,000
------------------------------------------------------------
------------------------------------------------------------
------
Tennessee--2.8%
Memphis Hlth. Edl. & Hsg., Wesley Hsg. Corp., F.R.W.D., Ser.
   89
VMIG1             4.50        1/03/97      9,320
9,320,000
------------------------------------------------------------
------------------------------------------------------------
------
Texas--10.8%
Bexar Cnty. Hsg. Fin. Corp., Var. Ref. Windridge Apts.
Proj.,
   F.R.W.D., Ser. 95
A-1+*             4.25        1/02/97      6,270
6,270,000
Boatmens St. Louis Grantor Trust, Port Arthur TX IDC, CTF
   Part.,
   Ser. 96A
A-1*              4.35        1/02/97      3,670
3,670,000
Greater Texas Student Ln. Rev., A.N.N.M.T., Ser. 96A
VMIG1             3.35        3/01/97      5,000
5,000,000
Gulf Coast Ind. Dev. Auth., Citgo Petroleum., F.R.D.D., Ser.
   95,
VMIG1             5.10        1/02/97        400
400,000

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
5 -----

Portfolio of Investments as of
December 31, 1996                           PRUDENTIAL TAX-
FREE MONEY FUND, INC.
------------------------------------------------------------
--------------------

Moody's                               Principal

Rating      Interest     Maturity     Amount         Value
Description(a)
(Unaudited)      Rate         Date        (000)        (Note
1)
------------------------------------------------------------
------------------------------------------------------------
------
Texas (cont'd.)
Houston, Gen. Oblig., T.E.C.P., Ser. A
P-1               3.50%       4/30/97    $ 8,600     $
8,600,000
Southeast Texas Hsg. Fin. Corp., Banc One Tax Exempt Trust,
   F.R.W.D.S., Ser. 91D
Aaa*              4.38        1/02/97      4,200
4,200,000
Texas Tax & Rev. Anticipation Notes, Ser. 96
MIG1              4.75        8/29/97      8,000
8,039,455

------------

36,179,455
------------------------------------------------------------
------------------------------------------------------------
------
Utah--1.2%
Intermountain Pwr. Agy., Utah Pwr. Supply Rev., A.N.N.O.T.,
   Ser. 85E
VMIG1             3.93        6/16/97      4,000
4,000,000
------------------------------------------------------------
------------------------------------------------------------
------
Virginia--2.0%
Chesterfield Cnty. Ind. Dev. Auth., Philip Morris Proj.,
   F.R.W.D.
P-1               4.15        1/02/97      6,500
6,500,000
------------------------------------------------------------
------------------------------------------------------------
------
Wisconsin--4.7%
Middleton Cross Plains Area Sch., T.R.A.N., Ser. 95
NR                4.25        8/27/97      5,500
5,508,943
Whitewater Ind. Dev. Rev., Trek Bicycle, F.R.W.D., Ser. 95
NR                4.30        1/02/97      4,270
4,270,000
Wisconsin Hsg. Econ. Dev. Auth., Eagle Tax Exempt Trust,
Ser.
   96(d)
NR                3.65        3/01/97      5,800
5,800,000

------------

15,578,943

------------
Total Investments--100.7%
(cost $336,146,861(c))
336,146,861
Other assets in excess of liabilities--(0.7)%
(2,338,173)

------------
Net Assets--100%
$333,808,688

------------

------------

---------------
(a) The following abbreviations are used in portfolio
descriptions:
    A.N.N.M.T.--Annual Mandatory Tender(b)
    A.N.N.O.T.--Annual Optional Tender(b)
    F.R.D.D.--Floating Rate (Daily) Demand Note(b)
    F.R.W.D.--Floating Rate (Weekly) Demand Note(b) F.R.W.D.S.--Floating Rate (Weekly) Demand Note
Synthetic(b)
    M.T.H.O.T.--Monthly Optional Tender(b)
    S.E.M.M.T.--Semi-Annual Mandatory Tender(b)
    S.E.M.O.T.--Semi-Monthly Optional Tender Offer(b) T.E.C.P.--Tax-Exempt Commercial Paper
    T.R.A.N.--Tax & Revenue Anticipation Note
(b) For purposes of amortized cost valuation, the maturity
date of these
    instruments is considered to be the later of the next
date on which the
    security can be redeemed at par, or the next date on
which the rate of
    interest is adjusted.
(c) The cost of securities for federal income tax purposes
is substantially the
    same as for financial reporting purposes.
(d) Indicates illiquid security.
 * Standard & Poor's Rating.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information
contains a description of
Moody's and Standard and Poor's ratings.
------------------------------------------------------------
--------------------
6                                             See Notes to
Financial Statements.

Statement of Assets and Liabilities         PRUDENTIAL TAX-
FREE MONEY FUND, INC.
------------------------------------------------------------
--------------------

Assets
December 31, 1996

-----------------
Investments, at amortized cost which approximates market
value..........................................        $
336,146,861
Cash........................................................
 ............................................
60,080
Receivable for Fund shares
sold........................................................
 .................            7,706,620
Interest
receivable..................................................
 ...................................            2,285,107
Receivable for investments
sold........................................................
 .................              480,000
Deferred
expenses....................................................
 ...................................               10,626

-----------------
   Total
assets......................................................
 ...................................          346,689,294

-----------------
Liabilities
Payable for investments
purchased...................................................
 ....................            6,430,564
Payable for Fund shares
reacquired..................................................
 ....................            5,816,340
Dividends
payable.....................................................
 ..................................              242,658
Accrued
expenses....................................................
 ....................................              211,994
Management fee
payable.....................................................
 .............................              157,547
Distribution fee
payable.....................................................
 ...........................               21,503

-----------------
   Total
liabilities.................................................
 ...................................           12,880,606

-----------------
Net
Assets......................................................
 ........................................        $
333,808,688

-----------------

-----------------
Net assets were comprised of:
   Common Stock, $.01 par
value.......................................................
 ..................        $   3,339,030
   Paid-in capital in excess of
par.........................................................
 ............          330,469,658

-----------------
Net assets, December 31,
1996........................................................
 ...................        $ 333,808,688

-----------------

-----------------
Net asset value, offering price and redemption price
   per share ($333,808,688 /
333,902,966)................................................
 ...............                  $1.00

-----------------

-----------------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
7 -----

PRUDENTIAL TAX-FREE MONEY FUND, INC.
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31,
1996
Income
   Interest..............................      $14,644,737
                                            ----------------
-
Expenses
   Management fee........................        2,016,151
   Distribution fee......................          504,038
   Transfer agent's fees and expenses....          323,000
   Reports to shareholders...............          161,000
   Registration fees.....................           94,400
   Audit fee and expenses................           47,000
   Legal fees and expenses...............           35,000
   Custodian's fees and expenses.........           31,000
   Directors' fees and expenses..........           24,200
   Insurance expenses....................            3,500
   Miscellaneous.........................            1,028
                                            ----------------
-
   Total expenses........................        3,240,317
   Less: custodian fee credit............          (15,287)
                                            ----------------
-
   Net expenses..........................        3,225,030
                                            ----------------
-
Net investment income....................       11,419,707
                                            ----------------
-
Realized Gain on Investments
Net realized gain on investment
   transactions..........................            2,446
                                            ----------------
-
Net Increase in Net Assets
Resulting from Operations................      $11,422,153
                                            ----------------
-
                                            ----------------
-

PRUDENTIAL TAX-FREE MONEY FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                 Year Ended December 31,
in Net Assets                       1996               1995
Operations
   Net investment income.....  $    11,419,707    $
14,779,107
   Net realized gain on
      investment
      transactions...........            2,446
--
                               ---------------    ----------
-----
   Net increase in net assets
      resulting from
      operations.............       11,422,153
14,779,107
                               ---------------    ----------
-----
Dividends and distributions
   to shareholders...........      (11,422,153)
(14,779,107)
                               ---------------    ----------
-----
Fund share transactions
   (at $1 per share)
   Proceeds from shares
      subscribed.............    1,087,199,969
1,402,761,535
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      dividends and
      distributions..........       10,887,534
14,035,315
   Cost of shares
      reacquired.............   (1,151,929,658)
(1,516,436,457)
                               ---------------    ----------
-----
   Net decrease in net assets
      from Fund share
      transactions...........      (53,842,155)
(99,639,607)
                               ---------------    ----------
-----
Total decrease...............      (53,842,155)
(99,639,607)
Net Assets
Beginning of year............      387,650,843
487,290,450
                               ---------------    ----------
-----
End of year..................  $   333,808,688    $
387,650,843
                               ---------------    ----------
-----
                               ---------------    ----------
-----

------------------------------------------------------------
--------------------
8                                            See Notes to
Financial Statements.

Notes to Financial Statements               PRUDENTIAL TAX-
FREE MONEY FUND, INC.
------------------------------------------------------------
--------------------
Prudential Tax-Free Money Fund, Inc. (the ``Fund''), is
registered under the
Investment Company Act of 1940 as a diversified, open-end
management investment
company. The investment objective of the Fund is to attain
the highest level of
current income that is exempt from federal income taxes,
consistent with
liquidity and preservation of capital. The Fund will invest
in short-term
tax-exempt debt securities of state and local governments.
The ability of the
issuers of the securities held by the Fund to meet their
obligations may be
affected by economic or political developments in a specific state, industry or
region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund in the preparation of its financial statements. Securities Valuation: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method
involves valuing a security
at its cost on the date of purchase and thereafter assuming
a constant
amortization to maturity of any discount or premium. Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on
sales of investments
are calculated on an identified cost basis. Interest income
is recorded on an
accrual basis. The cost of portfolio securities for federal
income tax purposes
is substantially the same as for financial reporting
purposes. Expenses are
recorded on the accrual basis which may require the use of
certain estimates by
management.
Federal Income Taxes: It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to
regulated investment
companies and to distribute all of its net income to its
shareholders. For this
reason, no federal income tax provision is required.
Dividends: The Fund declares dividends daily from net
investment income. Payment
of dividends is made monthly.
Custody Fee Credits: The Fund has an arrangement with its
custodian bank,
whereby uninvested monies earn credits which reduce the fees charged by the
custodian.
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual
Fund Management LLC
(``PMF''). Pursuant to this agreement, PMF has
responsibility for all investment
advisory services and supervises the subadviser's
performance of such services.
PMF has entered into a subadvisory agreement with Prudential
Investment
Corporation (``PIC''); PIC furnishes investment advisory
services in connection
with the management of the Fund. PMF pays for the cost of
the subadviser's
services, the compensation of officers of the Fund,
occupancy and certain
clerical and bookkeeping costs of the Fund. The Fund bears
all other costs and
expenses.
The management fee paid PMF is computed daily and payable
monthly, at an annual
rate of .50 of 1% of the Fund's average daily net assets up
to $750 million,
 .425 of 1% of the next $750 million of average daily net
assets and .375 of 1%
of average daily net assets in excess of $1.5 billion.
The Fund has a distribution agreement with Prudential
Securities Incorporated
(``PSI''). The Fund compensated PSI for distributing and
servicing the Fund's
shares pursuant to the plan of distribution at an annual
rate of .125% of 1% of
the Fund's average daily net assets. The distribution fee is accrued daily and
payable monthly.
PSI, PMF and PIC are indirect, wholly-owned subsidiaries of
The Prudential
Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC (``PMFS''), a wholly-
owned subsidiary of
PMF, serves as the Fund's transfer agent and during the year ended December 31,
1996, the Fund incurred fees of $321,000 for the services of
PMFS. As of
December 31, 1996, approximately $26,000 of such fees were
due to PMFS. Transfer
agent fees and expenses in the Statement of Operations
include certain
out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
--------------------

9 -----

Financial Highlights                        PRUDENTIAL TAX-
FREE MONEY FUND, INC.
------------------------------------------------------------
--------------------

Year Ended December 31,

-----------------------------------------------

1996         1995         1994         1993

--------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year..........................................    $   1.00
$   1.00     $   1.00     $   1.00
Net investment income and realized
gains....................................        .028
 .031         .023         .018
Dividends and distributions to
shareholders.................................       (.028)
(.031)       (.023)       (.018)

--------     --------     --------     --------
Net asset value, end of
year................................................    $
1.00     $   1.00     $   1.00     $   1.00

--------     --------     --------     --------

--------     --------     --------     --------
TOTAL
RETURN(a):..................................................
 ..........        2.84%        3.15%        2.31%
1.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000)...............................................
$333,808     $387,651     $487,290     $601,622
Average net assets
(000)....................................................
$403,230     $470,370     $644,481     $726,571
Ratios to average net assets:
   Expenses, including distribution
fee.....................................         .80%
 .85%         .75%         .74%
   Expenses, excluding distribution
fee.....................................         .67%
 .72%         .63%         .62%
   Net investment
income....................................................
2.83%        3.14%        2.26%        1.84%

Year Ended December 31,

------------------------

1992

--------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year..........................................  $   1.00
Net investment income and realized
gains....................................      .026
Dividends and distributions to
shareholders.................................     (.026)

--------
Net asset value, end of
year................................................  $
1.00

--------

--------
TOTAL
RETURN(a):..................................................
 ..........      2.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000)...............................................
$614,333
Average net assets
(000)....................................................
$669,588
Ratios to average net assets:
   Expenses, including distribution
fee.....................................       .74%
   Expenses, excluding distribution
fee.....................................       .62%
   Net investment
income....................................................
2.60%

---------------
 (a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.

------------------------------------------------------------
--------------------
10                                            See Notes to
Financial Statements.

Report of Independent Accountants           PRUDENTIAL TAX-
FREE MONEY FUND, INC.
------------------------------------------------------------
--------------------
To the Board of Directors and Shareholders of Prudential Tax-Free Money Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Tax-Free Money Fund,
Inc. (``the Fund'') at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
These financial statements and financial highlights
(hereafter referred to as
``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at
December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 24, 1997


Tax Information                             PRUDENTIAL TAX-
FREE MONEY FUND, INC.
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Fund's fiscal year end (December 31, 1996) as to the federal tax status of
dividends paid by the Fund during such fiscal year.
Accordingly, we are advising
you that in the fiscal year ended December 31, 1996,
dividends paid from net
investment income of $.028 were federally tax-exempt
interest dividends.
Information with respect to the state taxability of your
investment in the Fund
was sent to you under separate cover.
------------------------------------------------------------
--------------------

11 -----

Supplemental Proxy Information              PRUDENTIAL TAX-
FREE MONEY FUND, INC.
------------------------------------------------------------
--------------------
   The Annual Meeting of Shareholders of the Prudential Tax-
Free Money Fund,
Inc. (the ``Fund'') was held on Wednesday, October 30, 1996 at the offices of
Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:
(1) To elect Directors as follows: Edward D. Beach, Stephen
C. Eyre, Delayne
    Dedrick Gold, Robert F. Gunia, Don G. Hoff, Robert E.
LaBlanc, Mendel A.
    Melzer, Richard A. Redeker, Robin B. Smith, Stephen
Stoneburn and Nancy H.
    Teeters.
(2) To amend the Fund's fundamental investment restriction relating to investment in shares of investment companies.
(3) To modify the Fund's investment restriction relating to the making of loans.
(4) To ratify the selection of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1997.
The results of the proxy solicitation on the above matters were as follows:

                    Director/Matter
Votes for                   Votes against
Abstentions
                                                          --
--------------               -------------               ---
--------
(1) Edward D. Beach
191,966,948                           --
8,540,602
   Stephen C. Eyre
191,973,710                           --
8,533,840
   Delayne Dedrick Gold
191,932,370                           --
8,575,180
   Robert F. Gunia
191,922,002                           --
8,585,548
   Don G. Hoff
191,880,318                           --
8,627,232
   Robert E. LaBlanc
191,937,202                           --
8,570,348
   Mendel A. Melzer
191,937,843                           --
8,569,707
   Richard A. Redeker
192,070,379                           --
8,437,171
   Robin B. Smith
192,089,041                           --
8,418,509
   Stephen Stoneburn
191,828,576                           --
8,678,974
   Nancy H. Teeters
192,033,747                           --
8,473,803
(2) Investment Restrictions-shares of other Invest. Co.
138,697,276                    9,331,329
9,947,324
(3) Investment Restrictions-making of loans
134,443,927                   13,145,923
10,386,079
(4) Independent Auditors
188,620,312                    2,899,067
8,988,171

------------------------------------------------------------
--------------------
12

Getting The Most
From Your Prudential
Mutual Fund.

How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: One 1/100th of 1%. For example, one half of one percentage point is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Capital Gain/Capital Loss: The difference between the cost of a capital asset
(for example, a stock, bond or mutual fund share) and its selling price. Under current law the federal income tax rate for individuals on a long-term capital gain is up to 28%.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity.
They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -
- sometimes very
suddenly -- in response to changes in some specific interest rate, currency, stock or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to
banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most often used to describe the difference between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com
(LOGO)

Directors
Edward D. Beach
Stephen C. Eyre
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Mendel A. Melzer
Richard A. Redeker
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters

Officers
Richard A. Redeker, President
David W. Drasnin, Vice President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Ellyn C. Vogin, Assistant Secretary

Manager
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74436P103               MF103E
                        Cat. #444003E